SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: August 23, 2005
                Date of Earliest Event Reported: August 19, 2005



                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)


                 1-11476                          95-3977501
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        (Commission File Number)      (I.R.S.  Employer Identification No.)


      13520 Evening Creek Drive, Suite 130,
             San Diego, California                          92128
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     (Address of Principal Executive Offices)            (Zip Code)


                                 (858) 391-3400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 19, 2005, World Waste Technologies, Inc. ("WWT") and Bio-Products International, Inc., ("BPI") amended and restated its license agreement (the "Amendment").

The Amendment, among other things, grants a right of first refusal to WWT to enable it to participate in the ownership and operation of BPI developed projects relating to the licensed process, increases the time from three months to six months for WWT to start construction and equipment procurement after all permits are obtained for the second planned facility, grants to WWT the exclusive ownership of all intellectual property developed solely by WWT regarding the use of the cellulosic biomass product of the licensed process, grants joint ownership to WWT and BPI of all jointly developed intellectual property, adds a warranty by BPI covering the vessels used in the licensed process, adds a warranty by BPI covering the expected yield of cellulosic biomass product to be generated by the licensed process under certain conditions, grants to WWT the right to pursue legal recourse in connection with suspected infringement of the technology licensed under the agreement under certain conditions, and specifies the allocation of any recoveries obtained from the enforcement of the intellectual property rights covered by the agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.
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The following exhibits are filed as exhibits to this Current Report on Form 8-K:

EXHIBIT NO.                     DESCRIPTION

10.1 Revised Amended and Restated Technology License Agreement by and between the Company and Bio-Products International, Inc., dated August 19, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    WORLD WASTE TECHNOLOGIES, INC.

                                    By:/s/ Thomas L. Collins
                                       ---------------------------------
                                       Thomas L. Collins
                                       Chief Executive Officer
Date: August 23, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION

10.1 Revised Amended and Restated Technology License Agreement by and between the Company and Bio-Products International, Inc., dated August 19, 2005.